                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                              AIM INVESTMENT FUNDS
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:

     ___________________________________________________________________________

PROXY VOTING INFORMATION

A proxy statement was mailed on or about January 31, 2007 to shareholders of record as of the close of business on January 22, 2007, for the funds listed below. The purpose of the proxy statement is to request approval of an Agreement and Plan of Reorganization or Plan of Reorganization, as applicable. Each proxy statement contains disclosure information about the proposal for which votes are being solicited. You can also access your fund's proxy statement, common questions regarding your fund's proposal, prospectus, and annual report by clicking on the fund name listed below.

         -  AIM Advantage Health Sciences Fund

         -  AIM Opportunities I Fund

         -  AIM Opportunities II Fund

         -  AIM Opportunities III Fund

--------------------------------------------------------------------------------

HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET
[Computer
Photo]

You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

BY TELEPHONE
[Telephone
photo]

Call toll-free 1.888.221.0697. Enter the control number listed on the proxy card and follow the recorded instructions.

BY MAIL
[Mail Box
photo]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

IN PERSON

The shareholder meeting will be held on March 15, 2007. Please notify AIM Investments at 1.800.952.3502 if you plan to attend this meeting.

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy statement or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.


                Prospectuses | Help | Site Map | Terms of Use | Privacy

--------------------------------------------------------------------------------

                      AIM INVESTMENT SERVICES, INC. 01/2007

       (Copyright) 2007 A I M Management Group Inc. All Rights Reserved.

AIM PROXY INFORMATION BY FUND

AIM ADVANTAGE HEALTH SCIENCES FUND

     1.  Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -   Prospectus (PDF)

     -   Annual Report (PDF)

--------------------------------------------------------------------------------

AIM OPPORTUNITIES I FUND

     1.  Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -   Prospectus (PDF)

     -   Annual Report (PDF)

--------------------------------------------------------------------------------

AIM OPPORTUNITIES II FUND

     1.  Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -   Prospectus (PDF)

     -   Annual Report (PDF)

--------------------------------------------------------------------------------

AIM OPPORTUNITIES III FUND

     1.  Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -   Prospectus (PDF)

     -   Annual Report (PDF)

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy statement or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.


             Prospectuses | Help | Site Map | Terms of Use | Privacy

--------------------------------------------------------------------------------

                      AIM INVESTMENT SERVICES, INC. 01/2007

       (Copyright) 2007 A I M Management Group Inc. All Rights Reserved.

QUESTIONS & ANSWERS FOR:

                       AIM ADVANTAGE HEALTH SCIENCES FUND


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?
Voting may take place in the following ways:

     o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.
     o You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-905-8141; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.
     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.
     o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 15, 2007, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
AIM has hired Computershare Fund Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.
     o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.
     o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the Shareholder Meeting, which will be held on March 15, 2007 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     o You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets and liabilities of AIM Advantage Health Sciences Fund (the "Fund"), a portfolio of AIM Counselor Series Trust ("Trust"), will be transferred to AIM Global Health Care Fund ("Buying Fund"), a portfolio of AIM Investment Funds ("Buyer"), and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposals can be found in the proxy statement.

Proxy: AIM Advantage Health Sciences Fund                            Page 1 of 1


          [AIM INVESTMENTS LOGO APPEARS HERE]--Registered Trademark--


                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                       AIM ADVANTAGE HEALTH SCIENCES FUND

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS
                           VOTING "FOR" THE PROPOSAL.

Proposal 1.  Approve an Agreement and Plan of Reorganization (the "Agreement")        O FOR       O AGAINST       O ABSTAIN
             under which all of the assets and liabilities of AIM Advantage
             Health Sciences Fund (the "Fund"), a portfolio of AIM Counselor
             Series Trust ("Trust"), will be transferred to AIM Global Health
             Care Fund ("Buying Fund"), an investment portfolio of AIM
             Investment Funds ("Buyer"), and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


--------------------------------------------------------------------------------
        Please refer to the proxy statement for discussion of the matter.
 If no specification is made on the proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------


  To receive an optional email confirmation, enter your email address here:

              Please review your selection carefully before voting.
   If you vote more than once on the same Proxy, only your last (most recent)
                         vote will be considered valid.

                                       ------
                  Press this button to SUBMIT your Proxy Vote.
                                       ------


             (C)2000, 2006 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    Terms and Conditions. Privacy Statement.

                                   IVR TESTING

Welcome

Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card.

To vote as the board recommends press 1 now. To vote otherwise press 0 now.

      PRESS 1: You have voted as the board recommended. If this is correct press 1.

                     If incorrect press 0.

                     Press 1: If you have received more then one proxy card you must vote each card separately.

                     If you would like to vote another proxy press 1 now.

                     To end this call press 0 now.

                     Press 1: Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card.

                     Press 0: Thank you for voting.

                  To vote as the board recommends press 1 now.

                  To vote otherwise press 0 now.

         Press 1: You have voted as the board recommended. If this is correct press 1 if incorrect press 0.

                     Press 1: If you have received more then 1 proxy card you
                              must vote each card separately. If you would like to vote another proxy press 1 now.

                     To end this call press 0 now.

      PRESS 0: Proposal 1 to vote for press 1, to vote against press 9 to abstain press 0.

                     Proposal 2: Your votes have been cast as follows Proposal 1 For.

                     If this is correct press 1, if incorrect press 0.

Press 1 if you have received more than 1 proxy card you must vote each card separately. If you would like to vote another proxy, press 1 now. (starts over and repeats in its entirety.

      To end this call press 0 now.

      Press 0:  Thank you for voting.